Exhibit 10.01

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of June 9, 2006, is entered into among TORCHMARK CORPORATION, a Delaware corporation (the “Borrower”), TMK RE LTD., a Bermuda reinsurance corporation (“TMK”), the lenders listed on the signature pages hereof as Lenders (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

BACKGROUND

A. The Borrower, the Lenders, the Administrative Agent, the Swing Line Lender and the L/C Issuer are parties to that certain Credit Agreement, dated as of November 18, 2004, (the “Credit Agreement”). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

B. The Borrower has requested certain amendments to the Credit Agreement.

C. The Lenders, the Administrative Agent, the Swing Line Lender and the L/C Issuer hereby agree to amend the Credit Agreement and provide the requested waiver, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the Swing Line Lender, the L/C Issuer and the Administrative Agent covenant and agree as follows:

1. AMENDMENTS.

(a) The definition of “Consolidated Indebtedness” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Consolidated Indebtedness” means the Indebtedness of the Borrower and its Subsidiaries (excluding any obligations in respect of Subordinated Debt not to exceed $250,000,000 in aggregate principal amount) determined on a consolidated basis in accordance with GAAP.

(b) The definition of “Consolidated Interest Expense” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Consolidated Interest Expense” means, for any period of calculation, interest expense, whether paid or accrued, of the Borrower and its Subsidiaries (excluding any interest expense in respect of Subordinated Debt, the aggregate principal amount of which does not exceed $250,000,000) calculated on a consolidated basis in accordance with GAAP.

(c) The definition of “Consolidated Net Worth” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Consolidated Net Worth” means, at any date of determination, the amount of consolidated common and preferred shareholders’ equity of the Borrower and its Subsidiaries (including, without limitation, Subordinated Debt, the aggregate principal amount of which does not exceed $250,000,000), determined as at such date in accordance with GAAP; provided, however, that the effect of the application of FAS 115 shall be excluded when computing Consolidated Net Worth.

(d) The definition of “Debenture Purchase Agreements” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Debenture Purchase Agreements” means (i) the Debenture Purchase Agreement dated as of November 2, 2001 between the Borrower and Torchmark Capital Trust I entered into in connection with the Trust Preferred Securities I, as in effect on November 2, 2001, (ii) the Debenture Purchase Agreement dated as of December 13, 2001 between the Borrower and Torchmark Capital Trust II entered into in connection with the Trust Preferred Securities II, as in effect on December 13, 2001, and (iii) any other agreement between the Borrower and a third Person with respect to the issuance of Subordinated Debt or Preferred Securities.

(e) The definition of “Junior Subordinated Debentures” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Junior Subordinated Debentures” means, collectively, the 7 3/4% Junior Subordinated Debentures due 2041 of the Borrower in an aggregate amount of $154,639,200 issued in connection with the Trust Preferred Securities I and Trust Preferred Securities II, respectively.

(f) The definition of “Preferred Securities” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Preferred Securities” means, to the extent outstanding, collectively, the Trust Preferred Securities I, the Trust Preferred Securities II, and any other trust preferred securities issued in connection with any other Subordinated Debt.

(g) Section 1.01 of the Credit Agreement is hereby amended by adding the defined term “Subordinated Debt” thereto in proper alphabetical order to read as follows:

“Subordinated Debt” means, collectively, (i) the Junior Subordinated Debentures and (ii) any other unsecured Indebtedness of the Borrower (and not a Subsidiary) which is subordinated by its terms to the prior payment in full of the Obligations evidenced by this Agreement in a manner no less favorable to the Lenders than the Junior Subordinated Debentures and which contain covenants that are not less favorable to the Borrower than those contained in the Junior Subordinated Debentures.

(h) Section 7.12 of the Credit Agreement is hereby amended to read as follows:

7.12 Preferred Securities. The Borrower shall not, and shall not permit Torchmark Capital Trust I, Torchmark Capital Trust II or any other obligor in respect of any other Preferred Securities to, declare or pay dividends or distributions on, or redeem, purchase or otherwise acquire, any Preferred Securities or any portion thereof if at such time, or after giving effect thereto, a Default or Event of Default exists or would exist.

2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

(a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date;

(b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c) (i) each of the Borrower and TMK has full power and authority to execute and deliver this First Amendment, (ii) this First Amendment has been duly executed and delivered by each of the Borrower and TMK, and (iii) this First Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of each of the Borrower and TMK, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

(d) neither the execution, delivery and performance of this First Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law or Organization Documents of the Borrower or TMK, or any indenture, agreement or other instrument to which the Borrower or TMK or any of their respective property is subject; and

(e) no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required for the execution, delivery or performance by the Borrower or TMK of this First Amendment.

3. CONDITIONS TO EFFECTIVENESS. This First Amendment shall be effective upon satisfaction or completion of the following:

(a) the Administrative Agent shall have received counterparts of this First Amendment executed by the Required Lenders;

(b) the Administrative Agent shall have received counterparts of this First Amendment executed by each of the Borrower and TMK; and

(c) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

4. REFERENCE TO THE CREDIT AGREEMENT.

(a) Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

(b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

5. COSTS, EXPENSES AND TAXES. Each Loan Party agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

6. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this First Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

7. GOVERNING LAW; BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.

8. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

9. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, this First Amendment is executed as of the date first set forth above.

TORCHMARK CORPORATION

By:	/s/ Michael J. Klyce
Name:	Michael J. Klyce
Title:	Vice President and Treasurer

TMK RE, LTD.

By:	/s/ Michael J. Klyce
Name:	Michael J. Klyce
Title:	Assistant Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Aamir Saleem
Name:	Aamir Saleem
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Jason Cassity
Name:	Jason Cassity
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as Syndication Agent

By:

Name:

Title:

JPMORGAN CHASE BANK, N.A., as a Lender

By:

Name:

Title:

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mary K. Young
Name:	Mary K. Young
Title:	Senior Vice President

REGIONS BANK, as a Lender

By:	/s/ Brook H. Balogh
Name:	Brook H. Balogh
Title:	Senior Vice President

SUNTRUST BANK, as a Lender

By:	/s/ Kelly Gunter
Name:	Kelly Gunter
Title:	Vice President

THE BANK OF NEW YORK, as a Lender

By:	/s/ Lizanne T. Eberle
Name:	Lizanne T. Eberle
Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Daniel G. Serrao
Name:	Daniel G. Serrao
Title:	Senior Vice President

WACHOVIA BANK, N.A., as a Lender

By:	/s/ W. Spencer Ragland
Name:	W. Spencer Ragland
Title:	Senior Vice President

AMSOUTH BANK, as a Lender

By:	/s/ David A. Simmons
Name:	David A. Simmons
Title:	Senior Vice President

COMERICA BANK, as a Lender

By:	/s/ Janet L. Wheeler
Name:	Janet L. Wheeler
Title:	Assistant Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas W. Doddridge
Name:	Thomas W. Doddridge
Title:	Vice President

COMPASS BANK, as a Lender

By:	/s/ Alex Morton
Name:	Alex Morton
Title:	Senior Vice President

FIRST COMMERCIAL BANK, as a Lender

By:	/s/ James W. Brunstad
Name:	James W. Brunstad
Title:	Senior Vice President

UMB BANK, n.a., as a Lender

By:	/s/ David A. Proffitt
Name:	David A. Proffitt
Title:	Senior Vice President

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